THE SCHNEIDER
                                    SMALL CAP
                                   VALUE FUND

                                     ANNUAL
                                     REPORT

                                 AUGUST 31, 2002

[LOGO]

SCHNEIDER CAPITAL MANAGEMENT

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                                 PRIVACY NOTICE


The SCHNEIDER SMALL CAP VALUE FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

October 2002

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2002


Dear Fellow Shareholder:

     We are pleased to provide you with the annual report for the Schneider Small Cap Value Fund for the year ended August 31, 2002.

U.S. STOCK MARKET OVERVIEW

     The stock market continued to slide from its March 2000 peak. The Russell 3000 Index, which represents the broad U.S. market, dropped -17.27% during the twelve months ended August 31, 2002. The Russell 2000 Index of small cap stocks suffered a -15.43% decline.

     There was little to cheer investors during the period. The fiscal year began with the U.S. mired in recession and reeling from the unthinkable terror attacks. Investor confidence was later shaken by a string of accounting scandals and six of the ten largest bankruptcies in U.S. history.

     We believe that this painful 21/2-year bear market has largely deflated the stock market bubble that peaked in early 2000. Stock prices in the late 1990's had been based on wildly optimistic forecasts, and we believe overall market valuations are finally approaching a reasonable appraisal of corporate America's "real" earnings prospects.

INVESTMENT REVIEW

     The performance of the Fund lagged behind the benchmark Russell 2000 Value Index over the twelve months ending August 31, 2002, returning -10.76% versus -5.60% for the benchmark. Since inception on September 2, 1998, we believe the Fund has performed exceedingly well in delivering a 22.08% annualized return versus 9.12% for the index.

     Fund investments in the health care sector contributed positively to performance during the fiscal year. Our holdings in select HMO stocks performed well. Most of these stocks reached our price targets and were sold during the period.

     Our performance in the financial services sector proved disappointing due to lagging returns in several specialty finance companies that cater primarily to sub-prime borrowers. Investors became concerned that consumers in this demographic were not recovering from the recession as well as had been expected. These stocks have been pushed to extremely low valuations based on their current and future earnings power, and we believe that they offer significant appreciation potential from current levels.

OUTLOOK

     Accommodative monetary policy, a slow upturn in business investment, and unexpectedly strong consumer spending are expected to provide enough vigor to sustain the moderate economic recovery that began in early 2002. We believe substantial increases in government spending should also support the upswing.

     We expect the manufacturing sector to play a bigger role in the next stage of the U.S. economic expansion, and we have oriented the portfolio accordingly. Fueled by low rates, lower taxes and a robust housing market, consumer spending softened the blow from last year's recession and carried us into the early leg of the recovery. Manufacturing should bear their share of the load from here as depleted business inventories are restocked, capital spending purse strings are gradually loosened, and export sales accelerate due to the cheaper dollar.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2002


PORTFOLIO STRATEGY

     As a value manager, our goal is to capitalize on situations where investors have overreacted to a company's present problems and distress, while we look ahead and anticipate a reasonable opportunity for the firm to improve its fortunes and restore its profitability.

     We believe the portfolio is positioned to benefit from the continued global economic recovery. Many cyclical companies during the past recession were squeezed in the grip of a harsh downturn, and their stock prices came under severe pressure. However, the painful period of restructuring and industry consolidation that they endured has enhanced their future earnings growth potential. As a result, the fund has significant exposure to economically sensitive industries. Three areas of particular focus are U.S. natural gas, trucking and semiconductor-related stocks. During the past year, we trimmed our investments in financials when selected insurance and savings & loan issues met our return expectations and price targets.

     We appreciate the confidence you have placed in us as we work hard to uncover companies that we believe have temporarily fallen from favor but are near a turning point in their fortunes. We believe rewards can be considerable should these stocks eventually earn back the respect they once had among investors.

                                              /s/ ARNOLD C. SCHNEIDER III, CFA

                                              Arnold C. Schneider III, CFA
                                              Portfolio Manager
                                              Schneider Capital Management

                                   SCHNEIDER
                              SMALL CAP VALUE FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2002


             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Schneider Small Cap Value Fund         Russell 2000 Value Index
9/2/98                    $10,000.00                          $10,000.00
9/30/98                    10,000.00                           10,362.50
10/31/98                   11,930.00                           10,670.10
11/30/98                   12,410.00                           10,959.00
12/31/98                   12,470.70                           11,302.60
1/31/99                    13,785.60                           11,046.00
2/28/99                    12,531.40                           10,291.90
3/31/99                    13,006.80                           10,207.00
4/30/99                    15,221.80                           11,138.80
5/31/99                    16,233.20                           11,481.20
6/30/99                    18,043.60                           11,896.90
7/31/99                    18,731.30                           11,614.50
8/31/99                    18,245.90                           11,190.00
9/30/99                    17,517.70                           10,966.30
10/31/99                   16,759.10                           10,746.80
11/30/99                   17,457.00                           10,802.50
12/31/99                   18,340.80                           11,134.40
1/31/00                    17,833.00                           10,843.20
2/29/00                    18,069.20                           11,506.00
3/31/00                    19,391.90                           11,560.00
4/30/00                    19,391.90                           11,628.30
5/31/00                    19,769.80                           11,450.90
6/30/00                    19,840.70                           11,785.50
7/31/00                    19,734.40                           12,178.20
8/31/00                    20,750.10                           12,722.60
9/30/00                    20,844.50                           12,650.50
10/31/00                   20,490.20                           12,605.60
11/30/00                   19,415.50                           12,349.00
12/31/00                   21,494.60                           13,675.90
1/31/01                    24,177.80                           14,053.40
2/28/01                    23,127.20                           14,034.00
3/31/01                    22,034.00                           13,808.90
4/30/01                    23,326.00                           14,448.00
5/31/01                    24,546.90                           14,819.60
6/30/01                    25,100.60                           15,415.80
7/31/01                    24,873.50                           15,070.10
8/31/01                    24,887.70                           15,017.90
9/30/01                    20,855.70                           13,360.10
10/31/01                   21,863.70                           13,709.10
11/30/01                   23,950.70                           14,694.10
12/31/01                   25,657.00                           15,593.80
1/31/02                    25,477.20                           15,800.80
2/28/02                    25,447.20                           15,897.00
3/31/02                    28,414.60                           17,087.50
4/30/02                    29,388.70                           17,689.00
5/31/02                    29,089.00                           17,104.00
6/30/02                    27,785.10                           16,725.30
7/31/02                    22,824.60                           14,240.30
8/31/02                    22,210.10                           14,177.00

                                  Total Returns

                              Value on        Year Ended
                           August 31, 2002  August 31, 2002   Since Inception(3)
                           ---------------  ---------------   ------------------
Schneider Small Cap Value      $22,210         (10.76)%           22.08%
Russell 2000 Value Index       $14,177          (5.60)%            9.12%


     The Fund's total return is based on an increase in net asset value from $10.00 per share on September 2, 1998 to $14.82 per share on August 31, 2002, adjusted for dividends totaling $6.40 per share paid from net investment income and realized gains.

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000 Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) Annualized return for the period September 2, 1998 (commencement of operations) through August 31, 2002.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
COMMON STOCKS -- 91.8%
AEROSPACE & DEFENSE -- 1.2%
BE Aerospace, Inc.* ..............................    33,100    $   263,145
Orbital Sciences Corp.* ..........................    77,500        289,850
                                                                -----------
                                                                    552,995
                                                                -----------
AGRICULTURE -- 3.1%
Corn Products International, Inc. ................    50,800      1,422,400
                                                                -----------
ALUMINUM -- 0.1%
Commonwealth Industries Corp. ....................     6,400         32,512
                                                                -----------
AUTOMOBILE PARTS & EQUIPMENT -- 2.8%
ArvinMeritor, Inc. ...............................    31,600        739,124
Visteon Corp. ....................................    45,600        519,384
                                                                -----------
                                                                  1,258,508
                                                                -----------
AUTOMOBILE RENTALS -- 0.1%
Dollar Thrifty Automotive Group, Inc.* ...........     2,200         38,610
                                                                -----------
BANKS -- 1.6%
Provident Financial Group, Inc. ..................    20,200        584,992
Sun Bancorp, Inc.* ...............................     2,185         28,514
Vail Banks, Inc. .................................     9,200        108,192
                                                                -----------
                                                                    721,698
                                                                -----------
CHEMICALS -- 6.4%
Airgas, Inc.* ....................................    24,800        381,920
Georgia Gulf Corp. ...............................    25,400        647,700
IMC Global, Inc. .................................    85,300      1,129,372
PolyOne Corp. ....................................    80,900        756,415
                                                                -----------
                                                                  2,915,407
                                                                -----------
CHEMICALS & PLASTIC -- 1.6%
Wellman, Inc. ....................................    48,000        722,880
                                                                -----------
CHEMICALS - SPECIALTY -- 2.2%
Celanese AG ......................................    29,400        597,996
Olin Corp. .......................................    20,200        383,800
                                                                -----------
                                                                    981,796
                                                                -----------

                                                      SHARES       VALUE
                                                      ------    -----------
COMPUTER COMPONENTS -- 2.1%
SanDisk Corp.* ...................................    48,100    $   779,701
Silicon Storage Technology, Inc.* ................    31,400        169,874
                                                                -----------
                                                                    949,575
                                                                -----------
COMPUTER SOFTWARE -- 0.5%
MSC. Software Corp. ..............................    21,400        224,700
                                                                -----------
ELECTRICAL EQUIPMENT -- 1.7%
GraftTech International, Ltd.* ...................    45,200        391,432
Merix Corp.* .....................................    43,300        364,153
                                                                -----------
                                                                    755,585
                                                                -----------
ENERGY & UTILITIES -- 1.1%
Massey Energy Co. ................................    60,500        493,075
                                                                -----------
FARM MACHINERY & EQUIPMENT -- 0.2%
CNH Global N.V. ..................................    23,300         88,540
                                                                -----------
FERTILIZERS -- 1.0%
LESCO, Inc. ......................................    39,700        464,490
                                                                -----------
FINANCE -- 4.8%
AmeriCredit Corp.* ...............................    54,900        788,364
Metris Companies, Inc. ...........................   114,500        458,000
Union Acceptance Corp.* ..........................     4,500         19,080
Westcorp, Inc. ...................................    45,570        923,704
                                                                -----------
                                                                  2,189,148
                                                                -----------
FOOD -- 3.0%
Fleming Companies, Inc. ..........................    44,200        446,420
Tate & Lyle P.L.C. -- ADR ........................    40,500        919,698
                                                                -----------
                                                                  1,366,118
                                                                -----------
FOOD-MEAT PROCESSING -- 1.1%
Pilgrim's Pride Corp., Class A ...................    63,900        493,308
                                                                -----------
FOOTWEAR -- 1.3%
Barry (R.G.) Corp.* ..............................   123,500        549,575
Finish Line, Inc., (The) Class A* ................     1,900         16,910
                                                                -----------
                                                                    566,485
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
HEALTHCARE -- 1.4%
Angelica Corp. ...................................    38,000    $   632,700
                                                                -----------
HEALTHCARE FACILITIES -- 0.4%
Sunrise Assisted Living, Inc.* ...................     7,500        190,500
                                                                -----------
HOMEBUILDING -- 3.0%
Champion Enterprises, Inc.* ......................   140,500        376,540
Clayton Homes, Inc. ..............................    73,200        971,364
                                                                -----------
                                                                  1,347,904
                                                                -----------
HOTEL/RESTAURANTS -- 0.7%
Triarc Co., Inc. .................................    13,100        323,570
                                                                -----------
INSURANCE -- 1.6%
ProAssurance Corp.* ..............................    30,100        486,115
Scottish Annuity & Life Holdings, Ltd. ...........    15,200        255,664
                                                                -----------
                                                                    741,779
                                                                -----------
INSURANCE - HEALTH & LIFE -- 1.4%
FPIC Insurance Group, Inc.* ......................    71,400        649,026
                                                                -----------
INSURANCE - PROPERTY & CASUALTY -- 3.4%
American Financial Group, Inc. ...................    43,500      1,088,370
Danielson Holding Corp.* .........................    43,800        181,332
Odyssey Re Holdings Corp. ........................    14,800        255,448
State Auto Financial Corp. .......................     2,200         33,440
                                                                -----------
                                                                  1,558,590
                                                                -----------
MACHINERY -- 0.3%
Joy Global, Inc.* ................................     6,200         80,476
UNOVA, Inc.* .....................................    13,500         72,765
                                                                -----------
                                                                    153,241
                                                                -----------
MANUFACTURING -- 1.6%
York International Corp. .........................    22,600        720,940
                                                                -----------
MEDICAL & MEDICAL SERVICES -- 1.0%
American Physicians Capital, Inc.* ...............    25,700        469,282
                                                                -----------

                                                      SHARES       VALUE
                                                      ------    -----------
METALS & MINING -- 5.6%
Brush Engineered Materials, Inc.* ................    41,000    $   410,000
Century Aluminum Co. .............................    67,900        617,211
Cleveland-Cliffs, Inc.* ..........................    27,100        713,272
Commercial Metals Co. ............................    13,800        261,096
Southern Peru Copper Corp. .......................    40,900        547,242
                                                                -----------
                                                                  2,548,821
                                                                -----------
METALS FABRICATING -- 0.0%
Atchison Casting Corp.* ..........................    34,900         10,819
                                                                -----------
OFFICE FURNISHINGS -- 0.9%
Interface, Inc. ..................................    78,100        388,157
                                                                -----------
OFFICE PRODUCTS -- 0.9%
Moore Corp., Ltd.* ...............................    31,600        382,676
                                                                -----------
OIL & GAS EXPLORATION -- 4.2%
Evergreen Resources, Inc.* .......................    21,100        806,020
Grey Wolf, Inc.* .................................   165,000        531,300
Patina Oil & Gas Corp. ...........................    19,475        542,379
                                                                -----------
                                                                  1,879,699
                                                                -----------
OIL & GAS FIELD SERVICES -- 2.3%
Atwood Oceanics, Inc.* ...........................     2,600         79,118
Hanover Compressor Co.* ..........................    12,400        140,120
Newpark Resources, Inc.* .........................    30,000        123,600
Smedvig ASA , Class B -- ADR .....................     7,900         38,117
Trico Marine Services, Inc.* .....................    10,000         35,500
Willbros Group, Inc.* ............................    46,600        630,498
                                                                -----------
                                                                  1,046,953
                                                                -----------
OIL REFINING -- 1.4%
Premcor, Inc.* ...................................    32,700        625,551
                                                                -----------
PAPER & FORESTRY PRODUCTS -- 2.1%
Longview Fibre Co.* ..............................    45,500        316,680
Louisiana-Pacific Corp. ..........................     7,200         55,800
Mercer International, Inc. .......................    15,500        108,157
Votorantim Celulose e Papel S.A. --
ADR ..............................................    27,200        461,040
                                                                -----------
                                                                    941,677
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
PLASTIC PRODUCTS -- 0.4%
Tupperware Corp. .................................    10,400    $   189,696
                                                                -----------
REAL ESTATE -- 3.5%
American Real Estate Partners, L.P.* .............    66,000        594,000
Boykin Lodging Co. ...............................    32,800        301,760
Equity Inns, Inc., REIT ..........................     2,400         15,864
FelCor Lodging Trust, Inc., REIT .................     9,500        140,600
MeriStar Hospitality Corp., REIT .................    28,900        325,125
Newhall Land & Farming Co. .......................     7,900        220,805
                                                                -----------
                                                                  1,598,154
                                                                -----------
RETAIL MERCHANDISING -- 0.6%
Dillard's Inc., Class A ..........................     6,800        167,008
Great Atlantic & Pacific Tea Co., Inc.* ..........     7,600         79,876
                                                                -----------
                                                                    246,884
                                                                -----------
SEMICONDUCTOR EQUIPMENT -- 7.0%
Alliance Semiconductor Corp.* ....................    65,400        320,460
BE Semiconductor Industries N.V.* ................   142,900        714,500
GlobespanVirata, Inc.* ...........................    94,400        332,288
Integrated Silicon Solution, Inc.* ...............    15,300         77,112
Kulicke and Soffa Industries, Inc.* ..............   193,400        719,448
LTX Corp.* .......................................    54,900        430,416
Ultratech Stepper, Inc.* .........................    46,300        588,473
                                                                -----------
                                                                  3,182,697
                                                                -----------
STEEL -- 2.6%
Maverick Tube Corp.* .............................    72,500        822,875
NS Group, Inc.* ..................................    53,025        344,663
                                                                -----------
                                                                  1,167,538
                                                                -----------
TRANSPORTATION -- 6.6%
Alexander & Baldwin, Inc. ........................    18,700        428,043
Covenant Transport, Inc., Class A* ...............    57,900      1,043,937
Kirby Corp.* .....................................     4,000         90,400
Ryder System, Inc. ...............................    17,800        465,292
Stelmar Shipping, Ltd.* ..........................     3,400         49,198
Stolt-Nielsen S.A. -- ADR ........................    37,400        476,439
U.S. Xpress Enterprises, Inc., Class A* ..........    24,300        254,178
Werner Enterprises, Inc. .........................     8,900        159,132
                                                                -----------
                                                                  2,966,619
                                                                -----------

                                                      SHARES       VALUE
                                                      ------    -----------
TRUCK TRAILERS -- 2.8%
Wabash National Corp.* ...........................    244,600   $ 1,286,596
                                                                -----------
UTILITIES -- 0.2%
Avista Corp. .....................................     5,500         69,960
                                                                -----------
   TOTAL COMMON STOCKS
     (Cost $44,277,085) ..........................               41,557,859
                                                                -----------

CANADIAN COMMON STOCK -- 1.1%
Boardwalk Equities, Inc. .........................    39,100        373,451
Canadian Hotel Income Properties, REIT ...........    18,261        108,745
                                                                -----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $429,182) .............................                  482,196
                                                                -----------

HONG KONG COMMON STOCK -- 1.5%
ASM Pacific Technology, Ltd. .....................   372,100    $   675,029
                                                                -----------
   TOTAL HONG KONG COMMON STOCK
     (Cost $750,329) .............................                  675,029
                                                                -----------

                                                        PAR
                                                       (000)
                                                      ------
CONVERTIBLE BONDS -- 3.1%
American Retirement Corp. (N/R)
   5.75%, 10/01/02 ...............................    $  206        169,950
Amkor Technologies, Inc. (B3, CCC+)
   5.75%, 06/01/06 ...............................     1,728        570,240
Sunrise Assisted Living (B1, B-)
   5.25%, 02/01/09 ...............................       710        672,725
                                                                -----------
   TOTAL CONVERTIBLE BONDS
     (Cost $1,873,263) ...........................                1,412,915
                                                                -----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
EXCHANGE TRADED FUNDS -- 0.7%
FINANCE -- 0.7%
iShares Russell 2000 Value Index
   Fund ..........................................     2,700    $   314,820
                                                                -----------
   TOTAL EXCHANGE TRADED FUNDS
     (Cost $330,038) .............................                  314,820
                                                                -----------
SHORT-TERM INVESTMENTS -- 2.1%
Wilmington Prime Money Market
   Portfolio
   1.33%, 09/03/02 ...............................       925        925,238
                                                                -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $925,238) .............................                  925,238
                                                                -----------
PREFERRED STOCKS -- 0.6%
UTILITIES -- 0.6%
Sierra Pacific Resources 9.00% ...................     7,700        285,208
                                                                -----------
   TOTAL PREFERRED STOCKS
     (Cost $262,354) .............................                  285,208
                                                                -----------
TOTAL INVESTMENTS -- 100.9%
   (Cost $48,847,489) ............................               45,653,265
                                                                -----------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.9)% ..............................                 (384,867)
                                                                -----------
NET ASSETS -- 100.0% .............................              $45,268,398
                                                                ===========

----------
  *Non-income producing.

ADR  - American Depository Receipt
REIT - Real Estate Investment Trust
N/R  - Not Rated

The Moody's Investor Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at August 31, 2002, and are unaudited.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 AUGUST 31, 2002

ASSETS
   Investments, at value (cost-- $48,847,489) ..........    $45,653,265
   Receivable for investments sold .....................         50,532
   Receivable for fund shares sold .....................            447
   Dividends and interest receivable ...................         92,845
   Prepaid expenses and other assets ...................          5,321
                                                            -----------
     Total Assets ......................................     45,802,410
                                                            -----------
LIABILITIES
   Payable for investment purchased ....................        421,959
   Payable for fund shares redeemed ....................         63,347
   Accrued expenses payable and other liabilities ......         48,706
                                                            -----------
     Total Liabilities .................................        534,012
                                                            -----------
NET ASSETS
   Capital stock, $0.001 par value .....................          3,215
   Additional Paid-in capital ..........................     49,216,382
   Undistributed net investment income .................         84,127
   Accumulated net realized loss from investments
     and foreign exchange transactions, if any .........       (841,102)
   Net unrealized depreciation on investments and
     foreign exchange transactions, if any .............     (3,194,224)
                                                            -----------
   Net assets applicable to shares outstanding .........    $45,268,398
                                                            ===========
Shares outstanding .....................................      3,054,110
                                                            ===========
Net asset value, offering and redemption price per share         $14.82
                                                            ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                             STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                                  YEAR ENDED
                                                                AUGUST 31, 2002
                                                                ---------------
Investment Income
   Dividends ..............................................      $   570,160*
   Interest ...............................................          105,534
                                                                 -----------
     Investment Income ....................................          675,694
                                                                 -----------
Expenses
   Advisory fees ..........................................          468,438
   Administrative fees ....................................          105,749
   Administration service fees ............................           70,299
   Custodian fees and expenses ............................           51,620
   Transfer agent fees and expenses .......................           26,968
   Printing ...............................................           18,733
   Audit and legal fees ...................................           15,493
   Federal and state registration fees ....................            9,865
   Directors fees .........................................            4,396
   Miscellaneous fees .....................................            2,099
   Insurance ..............................................              536
                                                                 -----------
     Total expenses before waivers ........................          774,196
   Less: waivers ..........................................         (259,435)
                                                                 -----------
     Total expenses after waivers .........................          514,761
                                                                 -----------
Net investment income .....................................          160,933
                                                                 -----------
Net realized and unrealized gain/(loss) on investment and
  foreign exchange translations:
    Net realized loss from:
      Investments .........................................         (799,390)
      Foreign currency translations .......................             (317)

   Net change in unrealized appreciation/(depreciation) on:
     Investments ..........................................       (6,627,906)
     Foreign currency translations ........................              241
                                                                 -----------

   Net realized and unrealized loss on investments and
     foreign currency .....................................       (7,427,372)
                                                                 -----------
Net decrease in net assets resulting from operations ......      $(7,266,439)
                                                                 ===========

----------
*Net of foreign withholding taxes of $12,521.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE              FOR THE
                                                                       YEAR ENDED           YEAR ENDED
                                                                    AUGUST 31, 2002      AUGUST 31, 2001
                                                                    ---------------      ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income .....................................        $   160,933          $   179,777
   Net realized gain/(loss) from investments and
     foreign currency translations, if any ...................           (799,707)           2,370,170
   Net change in unrealized appreciation/(depreciation) on
     investments and foreign currency translations, if any ...         (6,627,665)           1,812,884
                                                                      -----------          -----------
   Net increase/(decrease) in net assets resulting from
     operations ..............................................         (7,266,439)           4,362,831
                                                                      -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................           (142,528)             (93,529)
   Net realized capital gains ................................         (1,844,758)          (3,249,041)
                                                                      -----------          -----------
     Total dividends and distributions to shareholders .......         (1,987,286)          (3,342,570)
                                                                      -----------          -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS
  (SEE NOTE 4) ...............................................         15,609,802           18,498,367
                                                                      -----------          -----------
     Total increase in net assets ............................          6,356,077           19,518,628

NET ASSETS
   Beginning of year .........................................         38,912,321           19,393,693
                                                                      -----------          -----------
   End of year* ..............................................        $45,268,398          $38,912,321
                                                                      ===========          ===========

----------
* Includes undistributed net investment income of $84,127 and $143,036 for the fiscal years ended August 31, 2002 and 2001, respectively.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                       FOR THE             FOR THE          FOR THE           FOR THE PERIOD
                                                     YEAR ENDED           YEAR ENDED       YEAR ENDED       SEPTEMBER 2, 1998*
                                                   AUGUST 31, 2002     AUGUST 31, 2001  AUGUST 31, 2000  THROUGH AUGUST 31, 1999
                                                   ---------------     ---------------  ---------------  -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ............      $ 17.53             $ 17.57          $ 18.04            $ 10.00

Net investment income/(loss)(1) .................         0.03                0.09             0.07              (0.02)
Net realized and unrealized gain/(loss) on
   investments and foreign currency
   transactions, if any(2) ......................        (1.83)               2.75             1.94               8.19
                                                       -------             -------          -------            -------
Net increase/(decrease) in net assets resulting
   from operations ..............................        (1.80)               2.84             2.01               8.17
                                                       -------             -------          -------            -------
Dividends and distributions to shareholders from:
Net investment income ...........................        (0.07)              (0.08)              --                 --
Net realized capital gains ......................        (0.84)              (2.80)           (2.48)             (0.13)
                                                       -------             -------          -------            -------
Total dividends and distributions to
   shareholders .................................        (0.91)              (2.88)           (2.48)             (0.13)
                                                       -------             -------          -------            -------
Net asset value, end of period ..................      $ 14.82             $ 17.53          $ 17.57            $ 18.04
                                                       =======             =======          =======            =======
Total investment return(3) ......................       (10.76)%             19.94%           13.72%             82.46%
                                                       =======             =======          =======            =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......      $45,268             $38,912          $19,394            $12,924
Ratio of expenses to average net assets(1) ......         1.10%               1.10%            1.10%              1.10%(4)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ...............................         1.65%               2.02%            2.37%              3.90%(4)
Ratio of net investment income to average
   net assets(1) ................................         0.34%               0.71%            0.44%             (0.17)%(4)
Portfolio turnover rate .........................       102.46%              79.30%           84.93%            145.99%

-----------
 *  Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 AUGUST 31, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has thirteen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund") which commenced investment operations on September 2, 1998. As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 21.073 billion are currently classified into ninety-five classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into six separate "families", all of which have begun investment operations, including the Schneider Small Cap Value Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Debt securities held by the Fund generally are valued based on the mean of the bid and asked prices. If the Fund holds foreign equities securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund may purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to deposit additional securities by the next Fund business day. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 AUGUST 31, 2002


     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB funds. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Fund are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. As of August 31, 2002, the Fund recorded the following reclassifications to increase/(decrease) the accounts listed below:

                                                                       ACCUMULATED
                                                 UNDISTRIBUTED         NET REALIZED           ADDITIONAL
                                                NET INVESTMENT          GAIN/(LOSS)             PAID-IN
                                                 INCOME (LOSS)        ON INVESTMENTS            CAPITAL
                                                --------------        --------------          ----------
Schneider Small Cap Value Fund                     $(77,314)              $77,314)                 --

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 AUGUST 31, 2002

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the year ended August 31, 2002, investment advisory fees and waivers of expenses were as follows:

                                                  GROSS ADVISORY       WAIVERS      NET ADVISORY
                                                  --------------     ----------     ------------
     Schneider Small Cap Value Fund                  $468,438        $(197,903)       $270,535

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of .015% of the funds average daily gross assets. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out of pocket expenses.

     For the year ended, August 31, 2002, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:

                                              GROSS
                                          ADMINISTRATION                          NET ADMINISTRATION
                                               FEES               WAIVERS               FEES
                                          --------------          -------        ------------------
     Schneider Small Cap Value Fund         $105,749              $(2,917)             $102,832

     In addition, PFPC serves as the Fund's transfer and disbursing agent. For providing transfer agency services, PFPC is entitled to receive a monthly fee based on 1/12th equal to an annual fee, subject to a minimum monthly fee of $2,000 per Fund plus out of pocket expenses. For the year ended August 31, 2002, transfer agency fees for the Fund were $26,968.

     PFPC Distributors, Inc., ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., provided certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the year ended August 31, 2002, PFPC Distributors, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees were as follows:

                                                 GROSS
                                            ADMINISTRATIVE                         NET ADMINISTRATIVE
                                             SERVICES FEES        WAIVERS             SERVICES FEES
                                            --------------       ---------         ------------------
     Schneider Small Cap Value Fund             $70,299          $(58,615)              $11,684

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                 AUGUST 31, 2002

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:


                                            PURCHASES               SALES
                                           -----------           -----------
     Schneider Small Cap Value Fund        $61,396,347           $47,782,971


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2002 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the years ended August 31, 2002 and 2001 were as follows:

                                          SCHNEIDER SMALL CAP VALUE FUND
                        ------------------------------------------------------------
                         FOR THE FISCAL YEAR ENDED        FOR THE FISCAL YEAR ENDED
                        --------------------------       ---------------------------
                               AUGUST 31, 2002                 AUGUST 31, 2001
                        --------------------------       ---------------------------
                          SHARES          AMOUNT          SHARES           AMOUNT
                        ---------      -----------       ---------       -----------
     Sales ...........  1,197,528      $21,714,637       1,032,808       $17,623,713
     Reinvest ........    118,377        1,935,470         230,776         3,288,554
     Repurchases .....   (481,084)      (8,040,305)       (148,216)       (2,413,900)
                        ---------      -----------       ---------       -----------
     Net increase ....    834,821      $15,609,802       1,115,368       $18,498,367
                        =========      ===========       =========       ===========

     On  August  31,  2002,  two  shareholders  held  approximately  13%  of the
outstanding   shares  of  the  Schneider  Small  Cap  Value  Fund.  One  of  the
shareholders, an officer of the advisor, owns approximately 6% of the outstanding shares.


5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2002  Federal  tax  cost,   aggregate   gross   unrealized
appreciation and depreciation of securities held by the Fund was as follows:

                                                                                                        NET UNREALIZED
                                                FEDERAL TAX        UNREALIZED        UNREALIZED          APPRECIATION/
                                                   COST           APPRECIATION      DEPRECIATION         DEPRECIATION
                                               ------------       ------------      ------------        --------------
     Schneider Small Cap Value Fund .........  $49,912,946         $3,250,791        $(7,510,472)        $(4,259,681)

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED       UNDISTRIBUTED
                                                ORDINARY            LONG-TERM
                                                 INCOME               GAINS
                                              -------------       -------------
     Schneider Small Cap Value Fund              $84,298            $224,355

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                 AUGUST 31, 2002

     At August 31, 2002, the Fund had no capital loss carryforwards available to offset future capital gains.

     Under Federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2002, the Schneider Small Cap Value Fund incurred no post-October currency and capital losses. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                  ORDINARY      LONG-TERM
                                                   INCOME         GAINS         TOTAL
                                                 ----------     ----------   -----------
     Schneider Small Cap Value Fund
                                     2002        $  474,587     $1,512,699    $1,987,286
                                     2001         2,562,656        779,914     3,342,570

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund"), at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 16, 2002

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                           SHAREHOLDER TAX INFORMATION

                                   (UNAUDITED)


     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2002) as of the U. S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2002, the following dividends and distributions per share were paid by each of the Funds:

                                                   NET INVESTMENT INCOME       SHORT-TERM GAINS       LONG-TERM GAINS
                                                   ---------------------       ----------------       ---------------
     Schneider Small Cap Value Fund                        $.0652                    $.6920                $.1519


     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 15.65%.

     These amounts were reported to shareholders as income in 2001. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                                 FUND MANAGEMENT

                                   (UNAUDITED)

     Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                TERM OF OFFICE                                       PORTFOLIOS IN       OTHER
   NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX    DIRECTORSHIPS
      AND AGE                 WITH FUND           TIME SERVED              DURING PAST 5 YEARS         OVERSEEN BY  HELD BY DIRECTOR
                                                                                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Julian A. Brodsky - 69       Director         - Until successor is     Director and Vice Chairman,        13         Director,
  Comcast Corporation                             elected and            Comcast Corporation (cable                     Comcast
  1500 Market Street,                             qualified or until     television and communications)               Corporation;
  35th Fl.                                        his death,             since 1969.                                   Director,
  Philadelphia, PA 19102                          resignation or                                                     NDS Group,PLC
                                                  removal.                                                           (provider of
                                                                                                                      systems and
                                                - 1988 to present                                                     applications
                                                                                                                      for digital
                                                                                                                         pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay - 66         Director         - Until successor is     Executive Vice President, Fox      13            None
 Fox Chase Cancer Center                          elected and            Chase Cancer Center
 7701 Burholme Avenue                             qualified or until     (biomedical research and
 Philadelphia, PA 19111                           his death,             medical care) since 1963.
                                                  resignation or
                                                  removal.

                                                - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman - 54       Director         - Until successor is     Director, Gabelli Partners,        13            None
 106 Pierreport Street                            elected and            L.P. (an investment
 Brooklyn, NY 11201                               qualified or until     partnership) since December
                                                  his death,             2000; Chief Operating Officer
                                                  resignation or         and member of the Board of
                                                  removal.               Directors of Outercurve
                                                                         Technologies (wireless
                                                - 1991 to present        enabling services) until April
                                                                         2001; Chief Operating Officer
                                                                         and member of the Executive
                                                                         Operating Committee of Warburg
                                                                         Pincus Asset Management, Inc.;
                                                                         Executive Officer and Director
                                                                         of Credit Suisse Asset
                                                                         Management Securities, Inc.
                                                                         (formerly Counsellors
                                                                         Securities, Inc.) and
                                                                         Director/Trustee of various
                                                                         investment companies advised
                                                                         by Warburg Pincus Asset
                                                                         Management, Inc. until
                                                                         September 15, 1999; Managing
                                                                         Director of Warburg Pincus
                                                                         Asset Management, Inc. until
                                                                         1997.
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg - 68      Director         - Until successor is     Chairman, Director and             13          Chairman
 Moyco Technologies, Inc.                         elected and            President, Moyco Technologies,               and Director,
 200 Commerce Drive                               qualified or until     Inc. (manufacturer of                         Moyco Inc.
 Montgomeryville, PA 18936                        his death,             precision coated and                         Technologies,
                                                  resignation or         industrial abrasives) since                      Inc.
                                                  removal.               1974; Director, Pennsylvania
                                                                         Business Bank since 1999.
                                                - 1988 to present
------------------------------------------------------------------------------------------------------------------------------------

                                       20

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                           FUND MANAGEMENT (CONTINUED)

                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                TERM OF OFFICE                                       PORTFOLIOS IN       OTHER
   NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX    DIRECTORSHIPS
      AND AGE                 WITH FUND           TIME SERVED              DURING PAST 5 YEARS         OVERSEEN BY  HELD BY DIRECTOR
                                                                                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky** - 64       Director         - Until successor is     Senior Vice President of           13           None
 Fahnestock & Company, Inc.                       elected and            Fahnestock & Co., Inc.
 125 Broad Street                                 qualified or until     (financial services) since
 New York, NY 10004                               his death,             2002 and employed by
                                                  resignation or         Fahnestock & Co., Inc. for
                                                  removal.               greater than 5 years.

                                                - 1991 to present
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall** - 64     Director and     - Until successor is     Director of PFPC Inc.              13            None
 86 New Freedom Road           Chairman of        elected and            (financial services) since
 Medford, NJ 08055             the Board          qualified or until     1987; Chairman and Chief
                                                  his death,             Executive Officer of PFPC Inc.
                                                  resignation or         from 1987 to 2002; Executive
                                                  removal.               Vice President of PNC Bank,
                                                                         National Association from 1981
                                                - August 2002 to         to 2002; Director of PFPC
                                                  present                International Ltd. (financial
                                                                         services) from 1993 to 2002;
                                                                         Director of PFPC International
                                                                         (Cayman) Ltd. (financial
                                                                         services) from 1996 to 2002;
                                                                         Director of International
                                                                         Dollar Reserve Fund, Ltd.
                                                                         (Cayman Mutual Fund Company)
                                                                         from 1993 to 2002; Governor of
                                                                         the Investment Company
                                                                         Institute (investment company
                                                                         industry trade organization)
                                                                         from 1996 to 2002; Director of
                                                                         PNC Asset Management, Inc.
                                                                         (investment advisory) from
                                                                         1994 to 1998; Director of PNC
                                                                         National Bank from 1995 to
                                                                         1997; Director of Haydon
                                                                         Bolts, Inc. (bolt
                                                                         manufacturer) and Parkway Real
                                                                         Estate Company (subsidiary of
                                                                         Haydon Bolts, Inc.) since
                                                                         1984. Mr. Carnall provides
                                                                         consulting services from time
                                                                         to time to PFPC Inc.
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Carnall is considered an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of the PNC Financial Services Group, Inc. Mr. Carnall also owns shares of PFPC Inc., the Company's administrator. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

                                       21

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                           FUND MANAGEMENT (CONCLUDED)

                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                TERM OF OFFICE                                       PORTFOLIOS IN       OTHER
   NAME, ADDRESS,           POSITION(S) HELD     AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX    DIRECTORSHIPS
      AND AGE                 WITH FUND           TIME SERVED              DURING PAST 5 YEARS         OVERSEEN BY  HELD BY DIRECTOR
                                                                                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach - 78          President and    - Until successor is     Certified Public Accountant;     N/A             N/A
 400 Bellevue Parkway            Treasurer        elected by the         Vice Chairman of the Board,
 4th Floor                                        board.                 Fox Chase Cancer Center
 Wilmington, DE 19809                                                    (biomedical research and
                                                - 1991 and 1988          medical care); Trustee
                                                  respectively           Emeritus, Pennsylvania School
                                                                         for the Deaf; Trustee
                                                                         Emeritus, Immaculata
                                                                         University; President or Vice
                                                                         President and Treasurer of
                                                                         various investment companies
                                                                         advised by subsidiaries of PNC
                                                                         Bank Corp. from 1981 to 1997;
                                                                         Managing General Partner and
                                                                         President of Chestnut Street
                                                                         Exchange Fund; Director of the
                                                                         Bradford Funds, Inc. from 1996
                                                                         to 2000.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy K. Biedrzycki - 54    Secretary and    - Until successor is     Director and Vice President,     N/A             N/A
 400 Bellevue Parkway            Assistant        elected by the         Fund Accounting and
 4th Floor                       Treasurer        board.                 Administration of PFPC Inc.
 Wilmington, DE 19809                                                    since 1998; Director and Vice
                                                - 2000 and 1998          President, Fund Accounting and
                                                  respectively           Administration of Federated
                                                                         Services Company (financial
                                                                         services) from 1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

                                    SCHNEIDER
                              SMALL CAP VALUE FUND

                           SHAREHOLDER VOTING RESULTS

                                   (UNAUDITED)

     On August 30, 2002 a meeting of shareholders of The RBB Fund, Inc. (the "Fund") was held. The purpose of the meeting was to elect the following individuals as directors of the Fund:

     Julian A. Brodsky
     J. Richard Carnall
     Francis J. McKay
     Arnold M. Reichman
     Robert Sablowsky
     Marvin E. Sternberg

     The results were as follows:

                                      SHARES VOTED          SHARES VOTED          SHARES                TOTAL SHARE
     DIRECTOR:                          IN FAVOR:             AGAINST:          ABSTAINED:                VOTES:
     -------------------             ---------------        ------------        -----------           ---------------
     Julian A. Brodsky               211,501,409.867              0             498,490.822           211,999,900.689
     J. Richard Carnall              211,476,781.686              0             523,119.003           211,999,900.689
     Francis J. McKay                211,582,965.318              0             416,935.371           211,999,900.689
     Arnold M. Reichman              211,544,328.943              0             455,571.746           211,999,900.689
     Robert Sablowsky                211,574,208.446              0             425,692.243           211,999,900.689
     Marvin E. Sternberg             211,510,809.394              0             489,091.295           211,999,900.689

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.